LEASE AGREEMENT BETWEEN

             JB SQUARED LLC

                  AND

      INTERNET COMMERCE CORPORATION





AT THE LAKEVIEW EXECUTIVE CENTER
45 RESEARCH WAY
EAST SETAUKET, NY  11733



                  Table of Contents

         1.       DESCRIPTION
         2.       TERMS
         3.       BASIC RENT
         4.       USE AND OCCUPANCY
         5.       CARE AND REPAIR OF PREMISES
         6.       ALTERATIONS, ADDITIONS OR IMPROVEMENTS
         7.       ACTIVITIES INCREASING FIRE INSURANCE RATES
         8.       ASSIGNMENT AND SUBLETTING
         9.       COMPLIANCE WITH RULES AND REGULATIONS
         10.      DAMAGES TO BUILDING
         11.      EMINENT DOMAIN
         12.      INSOLVENCY OF LESSEE
         13.      LESSOR'S REMEDIES ON DEFAULT
         14.      DEFICIENCY
         15.      RIGHT TO CURE BREACH
         16.      MECHANIC'S LIENS
         17.      RIGHT TO INSPECT AND REPAIR
         18.      HAZARDOUS MATERIALS AND WASTE
         19.      SERVICES TO BE PROVIDED BY LESSOR/LESSOR'S EXCULPATION
         20.      INTERRUPTION OF SERVICES OR USE
         21.      ELECTRICITY
         22.      ADDITIONAL RENT
                    (A)  Operating Costs
                    (B)  Real Estate Taxes
                    (C)  Payment
         23.      ESTOPPEL STATEMENT
         24.      SURRENDER
         25.      RIGHT TO SHOW PREMISES
         26.      SECURITY
         27.      NO OTHER REPRESENTATION
         28.      QUIET ENJOYMENT
         29.      INDEMNITY
         30.      PARAGRAPH HEADINGS
         31.      APPLICABILITY TO HEIRS AND ASSIGNS
         32.      SUBORDINATION
         33.      LESSOR'S LIABILITY FOR LOSS OF PROPERTY
         34.      PARTIAL INVALIDITY
         35.      BROKER
         36.      PERSONAL LIABILITY
         37.      NO OPTION.
         38.      DEFINITIONS
                  (A)   Proportionate Share
                  (B)  Common Facilities
                  (C)   Force Majeure
         39.      SIGNS
         40.      NOTICES
         41.      ACCORD AND SATISFACTION
         42.      EFFECT OF WAIVERS
         43.      WAIVER OF TRIAL BY JURY


EXHIBIT SCHEDULE

   Exhibit A    Premises Occupied
   Exhibit B    Description of Lessor s Work at Lessee's Expense
   Exhibit C    Rules and Regulations
   Exhibit D    Storage Space Lease Form
                   Exhibit E     Right of First Offer

LEASE, made the       day of    , 1999, between JB Squared LLC, a
New York limited liability company, having an office located at Suite 100, 45 Research Way, East Setauket, NY 11733
(hereinafter called "Lessor"); and INTERNET COMMERCE CORPORATION, a Corporation , having an office at 805 Third Avenue, New York, New York (hereinafter called "Lessee").

                      W I T N E S S E T H:

   For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

1. DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the following space: 4,117 gross rentable square feet of office space (hereinafter called "Demised Premises" or "Premises") all as shown on the plan or plans, initialed by the parties hereto, marked Exhibit A attached hereto and made part of this Lease in the Building known as The Lakeview Executive Center, 45 Research Way , East Setauket, New York (hereinafter called the "Building"), together with the right to use in common with other lessees of the Building, their invitees, customers and employees, those public areas of the Common
Facilities as hereinafter defined.   Lessee shall have the right
to have the Demised Premises remeasured using the BOMA method of measurement. Lessee shall have the right, subject to availability, to use the common area conference room in accordance with the enclosed regulations. At other times, subject to availability, Lessee may use such common area conference room at rates then being charged by Lessor for such use. The present charges for such use are $250.00 for four hours' use and $400.00 for eight hours's use, but those figures are subject to changes without notice. The Building shall be available to Lessee and its employees seven days a week, 24 hours
per day.   During the term of this lease, Lessee may, subject to
availability, rent storage space in the basement, pursuant to Lessor's standard lease for such space, for the sum of Five ($5.00) Dollars, per square foot of rentable space per annum, payable in equal monthly installments, in advance, together with each installment of basic rent due hereunder. A copy of Lessor's standard storage lease form is attached hereto as Exhibit D. Any rental of storage space shall be "as is" with Lessor not obligated to perform any work or supply any materials to or for the space or Lessee in connection therewith.

2. TERM. (A) The Premises are leased for a term of five (5) years commencing June 1, 1999 (the "Commencement Date"), and to end at 12:00 midnight on the day preceding the sixtieth (60th) monthly anniversary of the Commencement Date. The Commencement Date shall mean June 1, 1999 . Notwithstanding the foregoing, the parties acknowledge and agree that Lessor is to perform certain work for Lessee in accordance with Schedule B and that, therefor , The Commencement Date shall be the date that the work, if any, described in Schedule B is substantially completed. At any time thereafter, both parties, at the request of either party, shall execute and deliver a document stating the Commencement Date. If the Commencement Date has not occurred by sixty (60) days from Lessor's actual receipt of an original of this Lease, executed by Lessee , Lessee, as its sole remedy may terminate this Lease at any time thereafter by written notice actually received by Lessor prior to the Commencement Date.

         (B) Lessor shall complete "Tenant Construction Scope of Work" as defined in Exhibit B, if any.

3.       BASIC RENT    (a)  The Lessee shall pay to the Lessor
basic rent in the amount of Seventy Eight Thousand Two Hundred Twenty Three and no/100 ($78,223.00) Dollars (herein "Rent" or "Basic Rent") per annum, increasing three and one half (3.5%) percent per annum. Said rent shall be payable in monthly installments, in advance on the first day of each month during such period without any set off, counter claim or deduction whatsoever except that the Lessee shall pay the First Monthly installment on the execution hereof and except that no Basic Rent shall be payable for the first two (2) months of the lease term. In the event the Lessee shall fail to pay the Basic Rent and any additional rent reserved and provided for herein within ten (10) days after the same shall become due, the Lessee shall pay to the Lessor, as further additional rent, a late fee equal to five (5%) percent of each rental installment then due and any other payments due hereunder, as partial payment for Lessor's costs in connection with such late payments, plus interest on the unpaid amounts at the highest rate permitted by law, in addition to such installment(s) and other payment(s) then due.

4.       USE AND OCCUPANCY.   Lessee shall use and occupy the
Premises only as Office space, consistent with any laws and ordinances for such use.

5.       CARE AND REPAIR OF PREMISES     Provided such
requirement has not been caused by the negligence of Lessor, Lessee, at its sole expense, shall comply with all of the laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violations, order or duty with respect to demised premises, or the use or occupation thereof. Lessee shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the Premises, conform to all laws, orders and regulations of the federal, state and municipal governments or any of their departments arising out of the Lessee's use and occupancy; Lessor shall make all necessary repairs to the structural components of the Building, including the roof (exclusive of any roof maintenance contract which is part of common area maintenance and to be paid for as part of Operating Costs) and all plumbing below floor slab, at its sole cost and expense, except where the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, invitees, employees or servants in which event Lessor shall nevertheless make the repair but Lessee shall pay to Lessor, as additional rent, immediately upon demand, the costs thereof. All improvements made by Lessee to the Premises, which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Lessor upon installation. Not later than the last day of the term, Lessee shall, at Lessee's expense, remove all Lessee's personal property and those improvements made by Lessee which have not become the property of Lessor, including trade fixtures, cabinet work, movable paneling, partitions and the like; repair all injury done by or in connection with the installation or removal of said property and improvements; installation or removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Lessee, Lessee's agents, invitees, employees or servants excepted. All other property of Lessee remaining on the Premises after the last day of the term of this Lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the reasonable cost of such removal. Lessor may have any such property stored at Lessee's risk and expense. The provisions of the foregoing sentence shall survive termination of this Lease.

Lessee shall not install machinery, equipment or fixtures without Lessor's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed. Notwithstanding any contrary provision contained herein, provided Lessee submits plans and specifications to Lessor and receives written approval of such plans and specifications from Lessor and provided such plans and specifications comply with all of the laws, orders, rules and regulations of the governmental authorities and the Fire Insurance Rating Organization having jurisdiction thereof and the local board of Fire Underwriters, or any other similar body, Lessee shall have the right, at its own cost and expense, to install machinery, equipment and fixtures as the Lessee may require from time to time (sometimes herein referred to as "Lessee's Property"). Subject to the provisions of this Article, the Lessee's Property shall remain personal notwithstanding the fact that it may be affixed or attached to the Demised Premises, and shall, during the term of this Lease or any extension or renewal thereof, belong to and be removable by the Lessee, provided that the Lessee shall repair any damage caused by said removal and shall deliver the Demised Premises to Owner at the end of the term of the Lease in the same condition as upon the commencement of the term hereof, reasonable wear and tear excepted.

6.       ALTERATIONS, ADDITIONS OR IMPROVEMENTS.

(A) The Lessee may not execute such changes, alterations, or improvements (hereinafter collectively referred to as an "Alteration") in, to or of the Demised Premises without Lessor's prior written consent in each instance, which consent will not be unreasonably withheld or delayed. Any consent to structural changes or changes to the mechanical, electrical or plumbing systems may be granted or withheld by Lessor in its sole discretion. If Lessor approves any Alteration in writing, Lessee may execute such approved Alteration provided such Alteration is executed in accordance with the terms and conditions of this Lease.

(B)      All structural, mechanical, electrical and plumbing
Alterations shall be made in accordance
with the detailed plans and specifications prepared by Lessee s architect and engineer and previously approved in writing by the Lessor.

(C) Any alteration shall be made and paid for by Lessee promptly (unavoidable delays excepted) and in good and workman-like manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws and ordinances.

         7.   ACTIVITIES INCREASING FIRE INSURANCE RATES.
Lessee shall not do or
suffer anything to be done on the Premises which will increase the rate of fire insurance on the Building. If anything done or suffered by or on behalf of Lessee causes any increase, such increase shall be paid by Lessee.

8.       ASSIGNMENT AND SUBLETTING.    Lessee may not assign the
within Lease or sublet all or any portion of the Demised Premises without the prior written consent of the Lessor in each instance and any attempted assignment or subletting without any such approval shall be null and void as against Lessor and shall constitute a default by Lessee hereunder.

        (A) In the event that the Lessee desires to sublease the Premises or assign the Lease to any other party, the name and address of the proposed assignee or sublessee, relevant financial information as to such proposed assignee or sublessee, and the terms and conditions of such sublease or assignment shall be delivered to the Lessor in writing prior to the proposed effective date of any such sublease or assignment, and, the Lessor shall have the option, exercisable in writing to the Lessee within thirty (30) days after submission of all necessary information to Lessor, to recapture the Lease and the Demised Premises upon the proposed effective date of the sublease or assignment (but not prior to the expiration of Lessor's thirty
(30) day option period), in which event the Lessee shall be fully released from any and all obligations hereunder from and after such date (but not from any obligations existing on such date). Failure of Lessor to respond within such period of time shall constitute a refusal by Lessor to consent to such assignment or subletting. Notwithstanding the foregoing, in the event Lessor does not chose to recapture the Lease and the Demised Premises, Lessor will not unreasonably withhold or delay consent to such assignment or subletting. It is clearly understood and agreed that in considering such assignment or subletting Lessor shall not be limited to considering if the assignee or sublessee has at least the present net worth of Lessee, the parties recognizing that such net worth is not adequate for a proposed assignee or sublessee. Additionally, such assignment or subletting may not to an entity or for a purpose competitive with Lessor's business or of any then occupant of space in the Building nor for any questionable, salacious or disreputable type of business or for any type of business that would, in Lessor's reasonable opinion, adversely affect the stature or reputation of the Building.


 (B) If Lessor does not elect to terminate the Lease and approves the proposed assignment or subletting:

   (1) The assignee shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement (or of the sublease, if the Premises are sublet) shall be furnished to the Lessor within ten (10) days of its execution.

   (2) The Lessee and each assignee or sublessee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of rent reserved herein, through the entire term of this Lease, as the same may be renewed, extended or otherwise modified.

   (3) The Lessee and any assignee or sublessee shall promptly pay to Lessor any consideration received for any assignment or subletting or all of the rent, as and when received, in excess of the rent required to be paid by Lessee for the area sublet, computed on the basis of any average square foot rent for the gross square footage Lessee has leased.

   (4) In any event, the acceptance by the Lessor of any rent from the assignee or from any of the subtenants or the failure of the Lessor to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Lessee herein, nor any assignee assuming this Lease, from any and all of the obligations herein, during and for the entire term of this Lease.

   (5) Lessee shall pay Lessor the sum of Five Hundred ($500.00) Dollars for Lessor's reasonable expenses, including reasonable expenses or charges of its attorneys and/or accountants to cover its handling charges for each request for consent to any sublet or assignment prior to its approval of the same.

         9.   COMPLIANCE WITH RULES AND REGULATIONS   Lessee
shall observe and comply, at its sole expense, with all applicable laws, orders rules and regulations of federal, state, county and municipal authorities and with the rules and regulations as hereinafter set forth in Exhibit C attached hereto and made a part hereof and with such further reasonable rules and regulations as Lessor may prescribe, on written notice to the Lessee, for the safety, care and cleanliness of the Building and the comfort, quiet and convenience of other occupants of the Building. Lessee shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot which it is designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Lessee, at Lessee's expense, in settings sufficient, in Lessor's reasonable judgment, to absorb and prevent vibration, noise and annoyance.

         10. DAMAGES TO BUILDING. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage or if Lessee's use of the Premises is materially affected by such fire or other cause, and the damage or restoration is not substantially completed within one hundred eighty days following such damage or destruction, then either party may, no later than the 180th day following the damage give the other party a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the Thirtieth (30th) day after the giving of said notice, and Lessee shall surrender possession of the Premises within a reasonable time thereafter and the basic rent, and any additional rent shall be apportioned as of the date of said surrender and any basic or additional rent paid for any period beyond said date shall be repaid to Lessee. Notwithstanding the foregoing, if Lessee has given such notice ant the repairs or restoration shall be substantially completed within such thirty
(30) day period the lease shall continue in full force and effect as if such notice to terminate had not been given. If the cost of restoration as estimated by the Lessor shall amount to less than Twenty Five (25%) percent of said replacement value of the building or if, despite the cost, Lessor and Lessee does not elect to terminate this Lease, Lessor shall restore the Building and the Premises with reasonable promptness, subject to Force Majeure, and Lessee shall have no right to terminate this Lease. Lessor need not restore fixtures and improvements owned by Lessee.

In any case in which use of the Premises is affected by any damages to the Building, there shall be either an abatement or an equitable reduction in basic rent and any additional rent depending on the period for which and the extent to which the Premises are not reasonably usable for the purpose for which they are leased hereunder. The words "restoration" and "restore" are used in this Paragraph 10 shall include repairs. If the damage results from the fault of the Lessee, or Lessee's agents or visitors, Lessee shall not be entitled to any abatement or reduction in basic rent and additional rent, except to the extent of any rent insurance maintained by Lessee and received by Lessor, or, subject to the following sentence, rent insurance maintained by Lessor and received by Lessor. All insurance policies to be obtained by Lessor or Lessee hereunder shall, to the extent reasonably available without additional premium, or if with additional premium the other party pays such additional premium, contain a waiver of subrogation against the other party.

         11. EMINENT DOMAIN. If Lessee's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof or any estate therein; or (b) any other part of the Building; then, in either event, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, and any additional rent, shall be apportioned as of said termination date any basic or additional rent paid for any period beyond said date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award of such taking or any payment to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a separate claim for any taking or any payment in lieu thereof, and Lessee may file a separate claim for any taking of fixtures and improvements owned by Lessee which have not become the Lessor's property, and for moving expenses, provided the same shall in no way diminish Lessor's award. In the event of partial taking which does not effect a termination of this Lease but does deprive Lessee of the use of a portion of the Demised Premises, there shall either be an abatement or an equitable reduction of the basic rent, and an equitable adjustment reducing the Base Costs as hereinafter defined depending on the amount of space taken and the period for which the Premises so taken are not reasonably usable for the purpose for which they are leased hereunder.

         12. INSOLVENCY OF LESSEE. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditor, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act, shall constitute a default of this Lease by Lessee, and Lessor may terminate this Lease forthwith and upon notice of such termination Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided.

         13. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of basic rent, or any additional rent, or defaults in the performance of any of the other covenants and conditions hereof or permits the Premises to become deserted, abandoned or vacated, Lessor may give Lessee notice of such default, and if, after receipt of such notice, Lessee does not cure any basic or additional rent default within fifteen (15) days or other default within thirty (30) days (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not cure such default such thirty (30) days and thereafter does not proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this Lease on not less than ten (10) days notice to Lessee, and on the date specified in said notice, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Lessor pursuant to Paragraphs 12 or 13 thereof, Lessor may at any time thereafter resume possession of the Premises by any lawful means and remove Lessee or other occupants and their effects.

         14. DEFICIENCY. In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Lessor's option, and receive the rent therefor. Rent so received shall be applied first to the payment of such reasonable expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including reasonable brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the costs and expenses of performance of the other covenants of Lessee as herein provided. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the basic and additional rent and other sums herein agreed to be paid by Lessee, less the net proceeds of the reletting, if any. If Lessor and Lessee do not agree on the amount of such deficiency then the amount will be determined and assessed by a court of competent jurisdiction, and the same shall be payable by Lessee on the several rent days above specified. Lessee shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Premises as aforesaid, Lessor may grant rent concessions, and Lessee shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Lessor elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against Lessee's obligation for rent or damages as herein defined, during the period of Lessor's occupancy, the reasonable value of such occupancy, not to exceed in any event the basic and additional rent herein reserved and such occupancy shall not be construed as a release of Lessee's liability hereunder.
        In lieu of suing for monthly damages, at any time, Lessor shall be entitled to liquidated damages for the balance of the term of the lease, plus any expenses Lessor may reasonably anticipate would be incurred in such reletting, less the rental value of the demised premises for the balance of the term of the lease, both discounted back to present value at a 4% rate, or, at Lessor's option, the difference between the stated rental and additional rental payable hereunder and the net rental actually received by Lessor shall be paid in monthly installments by Lessee on the rent days specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Lessor to collect the deficiency, nor to bring a suit for the damages for the remaining balance of the term.
        Lessor's remedies hereunder are in addition to any remedy allowed by law.

15. RIGHT TO CURE BREACH. If Lessee breaches any other covenant or condition of this Lease beyond any applicable grace period contained herein, the Lessor may, on reasonable notice to the Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of the Lessee and the reasonable amount of all expenses, including attorney's fees, incurred by the Lessor in so doing shall be deemed additional rent payable on demand.

16. MECHANIC'S LIENS. Lessee shall, within thirty (30) days after notice from Lessor, discharge or satisfy of record by bonding or otherwise any mechanic's liens for materials or labor claimed to have been furnished to the Premises on or for Lessee's behalf.

17. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as required by any specific provision of this Lease) at any reasonable time on reasonable notice to Lessee (except that no notice need be given in case of emergency) for purpose of inspection or the making of such repairs, replacement or additions, in, to, on and about the Premises or the Building, as Lessor deems reasonably necessary or desirable. In connection therewith, Lessee shall have no claims or cause of action against Lessor by reason thereof, except for Lessor's, its agents, servants or invitees gross negligence. In no event shall Lessee have any claim against Lessor for interruption to Lessee's business, however occurring, or other consequential damages.

18.      HAZARDOUS MATERIALS AND WASTE.

(A) Lessee shall not occupy or use the Lease Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is, directly or indirectly, forbidden by law, ordinance, or governmental or municipal regulation or order, or which may be dangerous to life or property, or permit the maintenance of any public or private nuisance, or do or permit any act or thing which may disturb the quiet enjoyment of any other lessee of the Building. In the event Lessee's presence in or use of the Premises in any way causes an increase in the rate of fire, liability, or any other insurance coverage on the Property or its contents, Lessee will be responsible for any such increase on demand, which shall constitute additional rent hereunder. Lessor represents that, to the best of its knowledge, it has not installed any products containing asbestos in the Demised Premises.

(B) Lessee shall not (either with or without negligence) cause or permit the existence, presence, maintenance, use, escape, disposal or release of any biologically or chemically active or other hazardous, toxic or dangerous substances or materials in any manner not sanctioned by law or by the highest standards prevailing in any applicable industry. Lessee shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in any applicable industry for the presence, existence, storage, disposal and use of such substances or materials, nor allow to be brought into the Property any such materials or substances except to use in the ordinary course of Lessee's business, and then only after written notice is given to Lessor of the identity of such substances or materials. In any event, even if sanctioned by law and/or the highest standards prevailing in any applicable industry, any escape, disposal, release, storage, or use of any biologically or chemically active or hazardous, toxic or dangerous substance occurs, any costs, damage, fines, penalties, interest, or other liability in connection therewith shall be the responsibility of the Lessee including without limitation any damages, clean-up or remediation costs and loss of property value. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 ct seq., the Resource Conservation and Recovery Act, as amended 42 U.S.C., Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials due to the acts or omissions of Lessee or any of its agents or employees, then the costs thereof shall be reimbursed by Lessee to Lessor upon demand as additional charges. In addition, Lessee shall execute affidavits, representations and the like from time to time at Lessor's request concerning Lessee's best knowledge and belief regarding the presence of hazardous substances or materials on the Property. In all events, Lessee shall indemnify Lessor in the manner elsewhere provided in this lease from any presence, maintenance, use, release or storage of hazardous, toxic or dangerous materials in the Demised Premises occurring while Lessee is in possession, or elsewhere in or about the Property if caused by Lessee or persons acting under Lessee (either by acts or omissions). These covenants shall survive the expiration or earlier termination of this lease.

19.      SERVICES TO BE PROVIDED BY LESSOR/LESSOR'S EXCULPATION.
Subject
to intervening laws, ordinances, regulations and executive orders, while Lessee is not in default under any of the provisions of this Lease, Lessor agrees to furnish and Lessee agrees to pay for:

(A)      Cold water for drinking and lavatory purposes only.
(B)      Exterior window cleaning when reasonable required.
(C)       Seasonal Removal of snow and ice from common areas.
           The cost of such services shall be paid for by Lessee by its proportionate share of Operating Costs.

     Notwithstanding the requirements of this or any other provision of this Lease, Lessor shall not be liable to failure to furnish any of the aforesaid services when such failure is due to force Majeure, as hereinafter defined. Lessor shall not be liable, for other than the gross negligence or willful or wanton misconduct of Lessor, its agents, servants, or invitees, or from defects, errors or omissions in the construction or the design of the Demised Premises or the Building, including the structural and non-structural portions thereof, for loss of or injury to Lessee or to property, however occurring, through or in connection with or incidental to the furnishing of, or failure to furnish, any of the aforesaid services or for any interruption to Lessee's business however occurring.

20. INTERRUPTION OF SERVICES OR USE. Interruption or curtailment of any service maintained in the Building or at the land, if caused by Force Majeure, as hereinafter defined, shall not entitle Lessee to any claim against Lessor or to any abatement in rent, and shall not constitute to restore the service without due delay. Notwithstanding the foregoing, if the interruption or curtailment of any services in the Building severely interferes with Lessee's ability to conduct its business and such interruption continues for thirty (30) consecutive days, Lessee, at any time prior to resumption of such services, as its sole remedy may terminate this Lease upon written notice to Lessor. If the Premises are rendered untenantable in whole or in part, for a period of seven
(7) consecutive days by the making of repairs, replacements or additions, other than those made with Lessee's consent or caused by misuse or neglect by Lessee, or Lessee's agents or servants, there shall be a proportionate abatement of rent from and after said seventh (7th) day and continuing for the period of such untenantability. In no event shall Lessee be entitled to claim a constructive eviction from the Premises unless Lessee shall first have notified Lessor in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Lessor shall have failed, within ten (10) business days after receipt of such notice, to remedy, or commence and proceed with due diligence to remedy, such condition or conditions, all subject to Force Majeure as hereinafter defined.

21. ELECTRICITY. Lessee, at its sole cost and expense, shall arrange with the public utility company servicing the Building of which the Demise Premises are a part for electric service at the Demised Premises (including that necessary for the providing of heating, ventilation, and air conditioning to the Demised Premises). Lessor shall arrange with such utility company for the installation of an electric meter to measure the consumption of electricity solely at the Demised
Premises, and for the supply, but not the payment of, electric service to each electrical outlet at the Demised Premises.
Lessor shall furnish the electric meter and its installation as part of Lessee's work letter (to be included in the allowance to be granted Lessee).

22. ADDITIONAL RENT. It is expressly agreed that Lessee will pay monthly, in advance, in addition to the basic rent, an additional rental to cover Lessee's Proportionate Share, as hereinafter defined, of the cost to Lessor, for each of the categories enumerated herein.

(A) Operating Costs. Commencing June 1, 2000, the Lessee shall pay to Lessor, as additional rent, its proportionate share, as hereinafter defined, of all Operating Costs over $175,000.00 per annum. For the purposes of this lease, "Operating Costs" shall mean all expenses, costs and accruals (excluding therefrom, however, specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building as well as depreciation of the Building, principal and interest on debt of the Lessor with respect to mortgages affecting the Building, rents under any ground underlying leases affecting the Building and costs in connection with the initial construction of the Building) of every kind and nature, computed on an accrual basis, incurred or accrued in connection with, or relating to, the ownership, maintenance, or operation of the Property and said common areas during each calendar year, including, but not limited to, the following:

(i)  management fees of the building manager;

(ii) wages and salaries, including taxes, insurance and benefits, of all on and off-site employees engaged in operations, maintenance or access control, as reasonably allocated by Lessor;

(iii) cost of supplies, tools, equipment and materials to the extent used in operation and maintenance, as reasonably allocated by Lessor;

(iv) cost of all utilities including, but not limited to, the cost of electricity for the Common Areas, the cost of water and the cost of power for heating, lighting, air conditioning and ventilating;

(v) cost of all maintenance and service agreements and the equipment therein, including, but not limited to, access control service, if any, window cleaning, elevator maintenance, janitorial service and landscaping maintenance and updating;

(vi) cost of repairs and general maintenance (excluding repairs, alterations and general maintenance paid by proceeds of insurance);

(vii) amortization of the cost (together with reasonable financing charges and installation costs) of any system, apparatus, device, or equipment which is installed for the principal purpose of (i) reducing Operating Expenses, (ii) promoting safety or (iii) complying with governmental requirements which become effective after the Commencement Date;

(viii) the cost of all insurance, including, but not limited to, the cost of casualty, rental abatement and liability insurance, and insurance on Lessor's personal property, plus the cost of all deductible payments made by Landlord in connection therewith;

(ix) the cost of reasonable legal and accounting fees (but not in connection with actions against or work for a particular tenant);

All costs shall be reasonable and usual taking into account the type and location of the Building, the availability of supplies, suppliers, repairman, etc., the urgency of the repair and such other factors as a reasonable lessor would consider before making an expenditure.

 Notwithstanding the foregoing, Lessee's cost shall not increase by more than four percent per annum (exclusive of Common Area utilities).


(B) Real Estate Taxes "Real Estate Taxes" shall mean the property taxes and assessments imposed upon the Building and the entire parcel of land upon which the Building sits and the land surrounding it, or upon the rent, as such, payable to the Lessor, in advance of the date such taxes are due to be paid by Lessor. If due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Lessor in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income or profit tax shall be deemed to be a Real Estate Tax for the purposes hereof but shall be calculated as if the Building were the only building owned by Lessor; conversely, any additional real estate tax hereafter imposed in substitution for, or in lieu of, any franchise, income or profit tax (which is not in substitution for, or in lieu of, or in addition to, a Real Estate Tax as herein before provided) shall not be deemed a Real Estate Tax for the purposes hereof. In the event there are any special assessments against either the Building or the land, Lessor shall be deemed for purposes of this computation (whether or not in fact is has so elected) to elect to pay those assessments over the longest period permitted by law, and Lessee should only be obligated to pay its pro rata share of those installments which may be due during the term of the Lease. Commencing June 1, 2000, the Lessee shall pay to Lessor, as additional rent, its proportionate share, as hereinafter defined, of all Real Estate Taxes over $125,000.00 per annum.

(C) Payment. At any time, and from time to time, Lessor shall advise the Lessee in writing of Lessee's proportionate share with respect to each of the categories as estimated for each twelve
(12) months period of the lease term, commencing June 1, 2000, over the respective figures set forth above (except that, as to Operating Expenses, said figures shall be subject to the maximum annual adjustment provided for in said section), and thereafter, the Lessee shall pay as additional rent, those estimated additional costs for the then current period affected by such advice (as the same may be periodically revised by Lessor as additional costs are incurred) in equal monthly installments in advance, on the first days of each month in each year during the lease term, such new rates being applied to any months for which the rental shall have already been paid which are so affected by the costs above referred to, as well as the unexpired months of the current period, the adjustment for the then expired months to be made at the payment of the next succeeding monthly rental, all subject to adjustment when the actual costs for the preceding twelve (12) months are finally determined, as well as being subject to final adjustment at the expiration of the Lease term, which adjustment shall survive the termination of the Lease.

23. ESTOPPEL STATEMENT The parties shall, from time to time, on not less than ten (10) days prior written request by the other, execute, acknowledge and deliver to the requesting party a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, to the best of the party's knowledge, whether or not the other party is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant of this Paragraph 23 may be relied on by a prospective purchaser or Lessee of Lessor's interest or mortgagee of Lessor's interest of assignee of any mortgage of Lessor's interest or assignee of subtenant of Lessee.

24.      SURRENDER

(A) On the expiration date or upon the sooner termination of this Lease or upon any re-entry by Lessor upon the Premises, Lessee shall, at its sole cost and expense, quit, surrender, vacate and deliver the Premises to Lessor "broom clean" and in good order, condition and repair except for the ordinary wear, tear and damage by fire or other insured casualty, together with all improvements and fixtures installed by Lessor. Prior to the termination of this Lease, Lessee shall remove from the Building all of Lessee's property and all other personal property and personal effects of all persons claiming through or under Lessee, and shall pay the cost of repairing all damage to the Premises and the Building and land occasioned by such removal. Any expense incurred by Lessor in removing or disposing of such Lessee's property or other personal property shall be reimbursed to Lessor by Lessee as Additional Rent on demand.

(B) If the end of the Lease Term or the date of sooner termination of this Lease shall fall on a day which is not a business day, then Lessee's obligations under Paragraph (A) shall be performed on or prior to the immediately preceding business day.

(C) If the premises are not surrendered upon the termination of this Lease, Lessee hereby indemnifies and agrees to hold Lessor harmless against liability, damages, claims, demands, expenses, including the defense thereof, including attorneys fees and court costs at all levels, resulting from delay by Lessee in so surrendering the Premises, including any claims made by any succeeding lessee or prospective lessee founded upon such delay.

(D) In the event Lessee remains in possession of the Premises after the termination of this Lease without the execution of a new lease or exercise of its renewal rights, if any, herein, Lessee, at the option of the Lessor, shall be deemed to be occupying the Premises as a lessee from month to month, at a rental equal to one and one half (1.5) times the last monthly Basic Rent per month and such additional rental as provided for herein, subject to all of the other terms of this Lease insofar as the same are applicable to a month-to-month tenancy.

(E) Lessee's obligations under this Article shall survive the termination of this Lease.

25. RIGHT TO SHOW PREMISES. Lessor may show the Premises to prospective purchasers and mortgagees; and, during the six months prior to termination of this Lease, to prospective tenants, all during Lessee's regular business hours on reasonable notice to Lessee.

26.      SECURITY   Lessee shall pay Lessor Thirteen Thousand
Thirty Seven and 17/100 ($13,037.17) Dollars as a security deposit upon execution of this Lease. Additionally, within two
(2) weeks of the execution herewith, Lessee shall furnish to Lessor a sight draft letter or credit issued by a bank approved in advance by Lessor in form as attached hereto in the amount of One Hundred Thousand ($100,000.00) Dollars. Lessee's failure to deliver such letter of credit within the time specified shall constitute a default by Lessee hereunder, and, in addition to any other rights or remedies to which Lessor shall be entitled, Lessor shall have the right to immediately discontinue any and all work on the Demised Premises, including preparation therefor and, if Lessee cures such default within a period of time satisfactory to Lessor, Lessor's time to complete the work shall
be extended for the time of such delay.   Such letter of credit
shall be for a term of not less than one year and shall be renewed at least thirty (30) days prior to the expiration of each letter of credit. If Lessee is not then in default under this lease each annual renewal of the letter of credit shall be in amount reducing thirty thousand ($30,000.) Dollars per year. If not renewed within the time specified, time being of the essence, Lessor may draw down the full proceeds of the letter of credit and hold the proceeds as an additional security deposit. Additionally, upon default by Lessee, Lessor may either draw sufficient funds from the letter of credit to cover such default or may use the cash security therefor and, upon the occurrence of any default by Lessee, Lessee may not further reduce the amount of any further or future letters of credit, all of which shall then be in the amount outstanding at the time of the
default.    Upon the occurrence of any event of default by
Lessee, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of the Rent or to pay any other sums owed to Lessor, or to pay the cost of any damage, injury, expense, or liability caused by any event of default by Lessee hereunder. In the event this lease is terminated for Lessee's default, Lessor may utilize such security deposit not only to cover the cost the preceding listed items of damage, but also to reimburse Lessor for the unamortized cost of improvements furnished by Lessor for Lessee and the unamortized portion of brokers' commissions paid
by Lessor for this lease.   Any remaining balance of the security
deposit shall be returned by Lessor to Lessee within thirty (30) days after the termination or expiration of this Lease. The security deposit shall not be considered an advance payment of rental or a measure of Lessor's damages in case of default by Lessee. Lessee shall not be entitled to receive and shall not receive any interest on the security deposit, and Lessor may co-mingle the same with other monies of Lessor. In the event Lessor applies the security deposit or any portion thereof to the payment of any sum described above and this lease is not terminated, Lessee shall immediately deposit with Lessor an amount of money equal to the amount so applied and such amount shall be deemed to be part of the security deposit.

27. NO OTHER REPRESENTATION. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promise(s).

28.      QUIET ENJOYMENT.  Lessor covenants that if, and so long
as, Lessee pays the          rent, and any additional rent as
herein provided, and performs the covenants hereof, Lessor shall do nothing to affect Lessee's right to peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

29. INDEMNITY. Lessee hereby indemnifies and saves harmless Lessor and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management by Lessee or its employees, agents, invitees or servants, or (y) any work or thing whatsoever done, or any condition created (other than by Lessor for Lessor's or Lessee's account) in or about the Demised Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Lessee may have been given access to the Demised Premises, or (ii) arising from any negligent, wilful or otherwise wrongful act or omission of the Lessee, its agents, employees, invitees or servants, and, (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including the defense thereof, including attorneys fees and court costs at all levels. In case any action or proceeding be brought against Lessor by reason of any such claim, the Lessee, upon notice from Lessor, shall resist and defend such action or proceeding at Lessee's cost. Lessor retains the right, in any such action or proceeding, to be represented by attorneys of its own choosing, at Lessee's expense. Lessee will not perform or have performed any work or repair to the Demised Premises without Lessor's prior written consent. Notwithstanding the foregoing, if Lessor has approved the counsel to be utilized by Lessor for the defense of Lessor and Lessee, then, unless Lessor has a conflict of interest with Lessee, Lessor shall not have the right to utilize separate counsel which will be paid for by Lessee.

30. PARAGRAPH HEADINGS. The paragraph headings in this Lease and position of its provisions are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

31. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this Lease shall apply to, bind and inure to the benefit of Lessor and lessee, and their respective heirs, successors, legal representatives and assigns. It is understood that the term "Lessor" as used in this Lease means only the owner, a mortgagee in possession or a term lessee of the Building, for the period of time for which they are in ownership or in possession, as the case may be, so that in the event of any sale of the Building or of any lease thereof, or if a mortgagee shall take possession of the Premises, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the term lessee of the building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder.

32. SUBORDINATION This lease and all rights of Lessee therein, and all interest or estate of Lessee in the Demised Premises, or any portion thereof, shall be subject and subordinate to all ground or underlying leases ("Superior Leases") and to all mortgages, ("Superior Mortgages"), which now or at any time hereafter affect the real property of which the Demised Premises, or any portion thereof, forms a part and to any replacements, renewals, amendments, modifications, spreaders, or extensions thereof, and to each and every advance made under any such mortgage.

33. LESSOR'S LIABILITY FOR LOSS OF PROPERTY. Lessor shall not be liable for any loss of property from any cause whatsoever, including but not limited to theft or burglary from the Demised Premises. Lessee agrees not to make the claim for any such loss at any time unless such loss arises from the negligence of Lessor, its agents or servants.

34. PARTIAL INVALIDITY. If any of the provisions of this Lease, or the applications thereof to any person or circumstances, shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

35. BROKER. Each party hereto warrants and represents to the other that no real estate broker and/or salesman has been involved in this lease other than CB Richard Ellis, on behalf of Lessor, and Atlantic Property Services on behalf of Lessee and each party agrees to indemnify and hold the other harmless from and against any and all claims of any other real estate broker and/or salesman due to acts of the indemnifying party or its representatives. Lessor agrees to pay the commission due the named brokers.

36.      PERSONAL LIABILITY    Notwithstanding anything to the
contrary provided in this Lease, it is specifically understood and agreed, with respect to any of the terms, covenants and conditions of this Lease, that Lessee shall look solely to the equity of the Lessor or the then lessor in the Building for the satisfaction of each and every remedy of Lessee and if applicable, the proceeds of insurance or condemnation awards upon the Premises.

37. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the Premises, and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.
This provision does not relate to the Option contained in Exhibit E of this Lease, which arises after the Lease goes into effect.

38.      DEFINITIONS.

                  (A)   Proportionate Share.  Lessee's
Proportionate Share wherever that phrase is used, shall be twelve and 14/100 Percent (12.14 %) percent (subject to adjustment in accordance with any results of remeasuring as provided in Paragraph 1. hereof).

                   ((B)   Common Facilities.  Common Facilities
shall means the parking areas and all general Building facilities that service more than one Building lessee. Lessor may at any time close temporarily any Common Facility to make repairs or changes therein or to effect construction, repairs or changes within the Building, or to discourage non-lessee parking, and may do such other acts in and to the Common Facility as in its judgment may be desirable to improve the convenience thereof.

                  (C) Force Majeure. Force Majeure shall mean and include those situations beyond either party's control, including by way of example and not by way of limitation, acts of God;
accidents; repairs; strikes; shortages of labor, supplies or materials; inclement weather; or where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

39.    SIGNS.   (A) Lessee may not place or install such signs
and/or awnings in, on or about the
Demised Premises (including, without limitation, both the interior and exterior surfaces of windows and doors) without Lessor s prior written approval which will not be unreasonably with held or delayed. Subject to Lessor's reasonable approval, Lessee may place signage on the interior doors of the Demised Premises. Lessee shall be entitled to listing on the Building Directory in accordance with Lessor's standard provisions
therefor.   If so approved and provided such signs and/or awnings
do not violate any laws, covenants and restrictions, ordinances, rules or regulations promulgated by any governmental body having jurisdiction, and are maintained at all times in good condition by Lessee at its own cost and expense and in accordance with the covenants and restrictions of the Stony Brook Technology Center Association, Lessee may maintain such approved, non violating signs and/or awnings.


40. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail in a postpaid envelope addressed, if to Lessee, at the above described Building; if to Lessor, at Lessor's address as set forth above; or, to either at such other address as Lessee or Lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, on delivery thereof, and if mailed, upon the tenth (10) day after the mailing thereof.

41. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the rent and additional charges payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated basic rent and additional rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for rent or additional rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent and additional rent or pursue any other remedy provided herein or by law.

42. EFFECT OF WAIVERS. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Lessor to or of any breach of any covenant, condition or duty of Lessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by Lessor.

43. WAIVER OF TRIAL BY JURY. Lessor and Lessee shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in any matter arising out of or in any way connected with this lease, the relationship of lessor and lessee, Lessee's use and occupancy of the Demised Premises, any claim of injury or damage and any emergency or any other statutory remedy. Lessee
shall not impose any           counterclaim or counterclaims in a
summary proceeding or in action based on non-payment of any sums due to Lessor hereunder.

JB SQUARED LLC , LESSOR              INTERNET COMMERCE
CORPORATION , LESSEE








By: ____________________________  By:____________________________
       James Coughlan, a member
Donald Gordon, Chief Operating Officer


                        EXHIBIT SCHEDULE





EXHIBIT A     -         Premises Occupied

EXHIBIT B     -         Description of Lessor s Work At Lessee's Expense

EXHIBIT C     -         Rules and Regulations

EXHIBIT D    -          Lessor's Form of Standard Storage Lease

EXHIBIT       -           Right of First Offer
                           EXHIBIT C

                     RULES AND REGULATIONS


              1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls, to the extent they exist ,shall not be obstructed or encumbered by any lessee or used for any purpose other than ingress and egress to and from the Demised Premises.

              2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Lessor. No curtains, blinds, shades,, or screens shall be attached to or hung in, or used in connection with , any window or door of the Demised Premises, without written consent of the Lessor. Such awnings, projections, curtains, blinds, shades, screens or other such fixtures must be of quality, type , design and color, and attached in the manner approved by Lessor. All electrical fixtures hung in offices or spaces along the perimeter of the Demised Premises must be fluorescent, of a perimeter of the Demised Premises must be fluorescent, of a quality , type, design and bulb color approved by the Lessor.

         3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Lessee on any part of the outside or inside of the Demised Premises or Building without the prior written consent of the Lessor. In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred by such removal to the Lessee or Lessees violating this rule.

         4. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building.

         5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne be the Lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

         6. No Lessee shall mark, paint, drill into, or in any way deface any part of the demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Lessor, and as the Lessor may direct. No Lessor shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used as an interlining of builder s deadening, felt shall be affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         7. No Lessee shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, television set, talking machine, unmusical noise, whistling, singing, or in any other way. No Lessee shall throw anything out of the doors, windows or skylights or down the passageways.

         8. No Lessee, or any of Lessee s servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Demised Premises any inflammable, combustible or explosive fluid, chemical or substance.

         9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Lessee, nor shall any changes be made in existing locks or the mechanism thereof without prior written approval of Lessor. Each Lessee must, upon the termination of his tenancy, restore to the Lessor all the keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Lessee, and in the event of the loss of any keys, so furnished, such Lessee shall pay to the Lessor the cost thereof.

         10. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor s opinion, tends to impair the reputation of the Building and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

         11. Each Lessee shall , at its expense, provide artificial light for the employees of the Lessor or its contractor while making repairs or alterations in the Demised
Premises.

         12. The requirements of Lessees will be attended to only upon application of the Lessor.
Employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Lessor.

         13. Canvassing, soliciting and peddling in the Building are prohibited and each Lessee shall cooperate to prevent the same.

14.Lessee shall not do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Demised Premises.

                          EXHIBIT "B"



            Tenant Construction at Lessee's Expense
                         Scope of Work

                                  1996

              ___________________________________


GENERAL NOTES


Total Tenant Construction Cost: ($  ,   .  )                    ,
Dollars, to be paid by Lessee prior to Lessee taking possession of the Demised Premises but after substantial completion of the stated work.

                         EXHIBIT D



     THIS LEASE made by and between JB SQUARED, LLC, a New York limited liability company, with an office at Suite 100, 45

Research Way, East Setauket, New York 11733, hereinafter

designated as Lessor, and

 .,  a                                  , with an office at

,              , New York hereinafter designated as LESSEE.



                     W I T_N E_S S E T H :



That the Lessor, for and in consideration of the covenants,

agreements and stipulations of the Lessee, hereinafter expressed,

does hereby demise and lease unto the Lessee the basement

premises outlined in red on Schedule A-1 attached hereto

comprising approximately     square feet and situated in East

Setauket, New York, being commonly known as Lakeview Executive

Center

     45 Research Way

     East Setauket, New York 11733



     The premises shall be used for storage only. Notwithstanding the foregoing, Lessee may  not store, nor permit the storage of,

any hazardous, dangerous, toxic, medical or any licensed or

regulated materials at the premises, nor permit same to be

brought in or out of the premises.  If, despite the foregoing,

any escape, disposal, release, storage, or use of any

biologically or chemically active or hazardous, toxic, medical or dangerous substance occurs, any costs, damage, fines, penalties,

interest, or other liability in connection therewith shall be the responsibility of the Lessee including without limitation any damages, clean-up or remediation costs and loss of property

value.  Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental

Response, Compensation and Liability Act of 1980, as amended, 42

U.S.C. Section 9601 ct seq., the Resource Conservation and

Recovery Act, as amended 42 U.S.C., Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts.  If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials due to the acts or omissions of

Lessee or any of its agents or employees, then the costs thereof shall be reimbursed by Lessee to Lessor upon demand as additional charges.  In addition, Lessee shall execute affidavits,

representations and the like from time to time at Lessor's

request concerning Lessee's best knowledge and belief regarding the presence of hazardous substances or materials on the property of which the premises are a part.  In all events, Lessee does hereby indemnify and agree to hold Lessor harmless from any

presence, maintenance, use, release or storage of hazardous,

toxic, medical or dangerous materials in the premises occurring while Lessee is in possession, or elsewhere in or about the

property of which the premises is a part if caused by Lessee or persons acting under Lessee (either by acts or omissions).  These covenants shall survive the expiration or earlier termination of this lease. Lessee hereby indemnifies and saves harmless Lessor and its agents against and from (a) any and all claims (i)

arising from (x) the conduct or management by Lessee or its

employees, agents, invitees or servants, or (y) any work or thing whatsoever done, or any condition created (other than by Lessor for Lessor's or Lessee's account) in or about the premises during the term of this Lease or during the period of time, if any,

prior to the Commencement Date that Lessee may have been given access to the premises, or (ii) arising from any negligent,

wilful or otherwise wrongful act or omission of the Lessee, its agents, employees, invitees or servants, and, (b) all costs,

expenses and liabilities      incurred in or in connection with

each such claim or action or proceeding brought thereon,

including the defense thereof, including attorneys fees and court costs at all levels.  In case any action or proceeding be brought against Lessor by reason of any such claim, the Lessee, upon notice from Lessor, shall resist and defend such action or

proceeding at Lessee's cost.  Lessor retains the right, in any such action or proceeding, to be represented by attorneys of its

own choosing, at Lessee's     expense.  Lessee will not perform

or have performed any work or repair to the premises without

Lessor's prior written consent, which consent shall not be

unreasonably withheld.

    1.  The Premises are leased for a term of       ( ) years

commencing  on                    (the "Commencement Date"), and

to end at 12:00 midnight on the day preceding the        (   )

of the Commencement Date.





2.   (a)  The Lessee shall pay to the Lessor basic rent in the

amount of        Thousand     Hundred and   /100 ($ ,   .  )

Dollars (herein "Rent" or "Basic Rent") per annum.  Said rent shall be payable in monthly installments, in advance on the first day of each month during such period without any set off, counter claim or deduction whatsoever except that the Lessee shall pay the First Monthly installment on the execution hereof.  In the event the Lessee shall fail to pay the Basic Rent and any

additional rent reserved and provided for herein within ten (10)

days after the same shall become due, the Lessee shall pay to the

Lessor, as further additional rent, a late fee equal to five (5%)

percent of each  rental installment then due and any other

payments due hereunder, as partial payment for Lessor's costs in connection with such late payments, plus interest on the unpaid amounts at the highest rate permitted by law, in addition to such installment(s) and other payment(s) then due payable as follows:



     a. Upon the signing of this lease,     Hundred and   /100 ($

00) Dollars, representing the first month's rent.

     b. Thereafter, commencing on the first day of second month

of the term, equal monthly installments of     Hundred and   /100

($    .00) Dollars, payable on the first day of each month, to

and including the first day of the last month of the term.



     3. The said Lessor covenants with the Lessee that Lessor has good right to lease said premises in manner aforesaid, and that

Lessor will suffer and permit said Lessee (Lessee keeping all the covenants on Lessee's part, as hereinafter contained) to occupy,

possess and enjoy said premises during the term aforesaid,

without hindrance or molestation from Lessor or any person

claiming by, from or under Lessor.

     4. The said Lessee covenants with the said Lessor, to hire said premises and to pay the rent therefor as aforesaid,  that

Lessee will commit no waste, nor suffer the same to be committed thereon, nor injure nor misuse the same; nor make alterations therein, nor use the same for any purpose but that hereinbefore authorized, without written permission from said Lessor but will deliver up the same at the expiration or sooner termination of the tenancy in as good condition as they are now in, ordinary wear, damages by the elements or other unavoidable casualties excepted, and Lessee may not assign or underlet the whole of said leased premises without the prior written consent of Lessor, at

Lessor's sole discretion.  Lessee further agrees to observe and be bound by the Rule and Regulations attached hereto  as Exhibit

C and made a part hereof, and to additions and amendments thereto adopted by Lessor.

     5. The said Lessee agrees that the said Lessor and the

Lessor's agents or other representatives shall have the right to enter into and upon said premises, or any part thereof, in case of an emergency at all hours for the purpose of making such

repairs or alterations therein as may be necessary for the safety and preservation thereof.

     6. It is further agreed that if (i) the said rent shall

remain unpaid ten (10) days after the same shall become payable as aforesaid, or (ii) if the said Lessee shall assign this lease,

or underlet or otherwise dispose of the whole or any part of said demised premises, without the consent of the Lessor in writing,

or use the same for any purpose but that hereinbefore authorized or make any alteration therein, without the consent of the Lessor in writing, or shall commit waste or suffer the same to be

committed on said premises, or injure or misuse the same, or otherwise violate the provisions of this lease then in any of such cases, at the option of the Lessor, this lease shall

thereupon, by virtue of this express stipulation therein expire and terminate, and the Lessor may, at any time thereafter, re-

enter said premises, and the same have and possess as of Lessor's former estate, and without such re-entry, may recover possession thereof in the manner prescribed by the  statute relating to summary process: it being understood that no demand for rent, and no re-entry for condition broken, as at common law, shall be necessary to enable the Lessor to recover such possession

pursuant to said statute relating to summary process, but that all right to any such demand or any such re-entry is hereby

expressly waived by the said Lessee.

     7. After default made in any of the covenants herein

contained, the acceptance of rent or failure to re-enter by the

Lessor shall not be held to be a waiver of the Lessor's right to terminate the lease, and the Lessor may re-enter and take

possession of said premises the same as if no rent had been

accepted after such default.

     8. Whenever this lease shall terminate either by lapse of

time or by virtue of any of the express stipulations therein, the said Lessee hereby waives all right to any notice to quit

possession, as prescribed by the statute relating to summary process. The Lessee hereby waives a jury trial in any summary proceeding brought by the Lessor.

     9. In case the said Lessee shall, with the written consent of the said Lessor endorsed herein, or on the duplicate hereof,

at any time hold over the said premises, beyond the period above specified as the termination of this lease, then the said Lessee shall hold said premises upon the same terms, and under the same stipulation and agreements as are in this lease contained, and no holding over by said Lessee shall operate to renew this lease without such written consent of said Lessor.

     10. Lessee shall comply with, and conform to all the Laws of the State of New York, and by all applicable  by-laws, rules and regulations of any Town or County, relating to Zoning, Health,

Nuisance, Fire, etc., so far as the use of the premises hereby leased are, or may be concerned; and to save the Lessor harmless from all fines, penalties and costs for violation of or

non-compliance with the same.

     11. It is further agreed that between the parties to these presents, that in case the building or buildings erected on the premises hereby leased shall be partially damaged by fire or otherwise, the same shall be repaired as speedily as possible at the expense of the said Lessor; that in case the damage shall be so extensive as to render the building or demised premises

untenantable for Lessee's purposes, the rent shall cease until such time as the demised premises or the building shall be put in complete repair; but in the case of the total destruction of the premises, by fire or otherwise, the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall cease and come to an end. In the event of partial damage,

in the event the premises are not restored so as to be

untenantable for Lessee's purposes within one hundred twenty

(120) days after said damage, then Lessee may, upon written

notice to Lessor, within ten (10) days of said one hundred twenty

(120) days, terminate this lease.

     12. Lessee further covenants and agrees that no

accumulations of boxes, barrels, packages, waste paper, or other articles shall be permitted in or upon the driveways, parking areas, walks, or other common areas and such areas shall not be obstructed in any manner by Lessee.

     13. The Lessee shall carry public liability and property

damage insurance in a company satisfactory to the Lessor covering the premises leased herein in the following amounts: One Million

($1,000,000.00) Dollars each person and One Million

($1,000,000.00) Dollars each incident; and the Lessee agrees to pay and assume any responsibility for personal injury or loss of life or property damage sustained in or about the premises, in any manner resulting from the occupation of the Lessee, his

agents, servants, employees, licensees or invitees. The Lessee shall cause the Lessor to be named as a party to the policy of insurance and furnish the Lessor with a duplicate certificate or memorandum of such insurance.

     14.  It is further agreed that this instrument shall not be a lien against said premises in respect to any mortgages, or any amendments, modifications, replacements, consolidations,

spreaders or extensions thereof,  that are now on or that

hereinafter may be placed against said premises, and that the recording of such mortgage or mortgages, or amendments,

modifications replacements, consolidations, spreaders or

extensions thereof shall have preference and precedence and be superior and prior to the lien of this lease, irrespective of the date of recording and the Lessee agrees to execute any such

instrument without cost, which may be deemed necessary or

desirable to further effect the subordination of this lease to any such mortgage or mortgages.

     15. The Lessor and Lessee agrees to pay the reasonable

attorney's fees and costs incurred by the other party in the enforcement of any of the terms of this lease as a result of default by the Lessor or Lessee, as the case may be.

     16. Lessor or its agents shall not be liable for any damage to property of Lessee or of others entrusted to employees of the building, nor for the loss of or damage to any property of Lessee by theft or otherwise. Lessor or his agents shall not be liable for any damage to property of Lessee resulting from fire,

explosion, falling plaster, steam, glass, electricity, water,

rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, nor shall Lessor or his agents be liable for any such damage caused by other Lessees or persons in said building or caused by operations in construction of any private, public or quasi-public work; nor shall Lessor be liable for any latent defect in the demised premises or in the building of which they form a part.

     17. In the event the whole of the demised premises are taken for public or quasi-public purposes by the government of the

United States, the State of New York, the County of Suffolk, the

Town of Brookhaven, or any government, agency thereof, or power whatsoever, or by any corporation under the right of eminent domain, or should the whole of the demised premises be condemned by any court, city, county, state, or governmental authority or office, department or bureau of any city, county, state, or of the United States, then in any such event this lease shall

terminate as of the date title to the demised premises vests in the condemning authority. For the purposes hereof, such date of vesting in the condemnor terminating this lease shall operate as though it were the date originally intended by the parties for expiration of the tenancy created hereunder, and the rent

reserved herein shall be adjusted in the light of the

condemnation, so that Lessee shall pay rent to Lessor only up to the date of vesting in the condemnor. Any prepaid or advance rental paid by Lessee to Lessor for that part of the term

extending beyond the date which the title vests in the condemnor shall be refunded within thirty (30) days after Lessor has

received an award of just compensation from the condemning

authority for the taking of the demised premises, provided Lessee shall have duly performed all the covenants and conditions of this lease by it to be performed. In the event that only a

portion of the demised premises is taken as specified above,

Lessor shall have the right to terminate this lease as of the date title thereto vests in the condemnor by giving to Lessee written notice of such termination; but should Lessor not so terminate this lease when a portion of the demised premises is so taken, this lease shall terminate as to the part taken, and the rent reserved herein shall be adjusted for the remainder of the demised premises so that Lessee shall be required to pay for the balance of the term that portion of the rent reserved herein which the value of the portion of the demised premises remaining after condemnation bears to the value of the demised premises immediately prior to the date of condemnation. The rental shall be apportioned as aforesaid by agreement between the parties or by arbitration or legal proceedings, but pending such

determination or adjudication Lessee shall pay at the time and in the manner above provided the rental herein reserved, and all other charges herein required to be paid by Lessee, without

deduction, and on such determination or legal adjudication,

Lessee shall be entitled to credit for any excess rentals paid.

In the event of a partial taking, Lessee shall have the right to terminate this lease upon written notice to Lessor if the

premises cannot be used for their intended purpose.

     In none of the above events shall Lessee receive any portion of, or make any claim against, any award made to Lessor by the condemning authority in respect to the condemnation of the

demised premises, the Lessee hereby waives and relinquishes any and all claims against such award and all other claim or claims for compensation or damages against Lessor that may be occasioned by the taking of the demised premises or any part thereto under the power of eminent domain.

     18. All words used in any gender shall extend to and include all genders, and singular words shall include plural words where appropriate.

     19. As a material inducement to the Lessor to execute and

deliver this lease, the Lessee agrees that, except as expressly provided in this Lease, if any,  it will accept the premises in its as is condition, WITH ALL FAULTS. Lessee acknowledges that neither Lessor nor any of its purported representatives or agents has made (and Lessor hereby disclaims any and all)

representations and warranties of any kind or character as to the condition of the premises either express or implied, including without limitation, warranties of fitness for any purpose or any particular use or commercial habitability.

     20. Lessor shall, during the term of this lease, during

business days and business hours, unless precluded from doing so by strikes, war or natural disaster, provide the premises with heat and electricity and shall keep the sidewalk in front of the building clear of ice and snow.  Lessor shall provide Lessee with access to the building twenty four hours a day (except for causes beyond Lessor's control). Lessee shall be liable for any loss or damage caused by its or its agents, employees, contractors or invitees' negligence or wilful misconduct.

     21. Notices required hereunder shall be sent to Lessor:

JB SQUARED, LLC

Suite 100

45 Research Way

East Setauket, New York 11733



with copy to:

Morton R. Ruden, Esq.

3 Sylvan Road South

Westport, Connecticut 06880

Lessee:







ATTENTION:

Lender:

     22. This Agreement shall be binding upon and inure to the

benefit of the successors and assigns of the parties hereto.

     23. The parties recognize that    broker negotiated the

leasing of the premises herein described. This lease is

consummated by the Lessor in reliance on the representation of the Lessee that no other broker or agent brought the premises to the Lessee's attention or was, in any way, a procuring cause of this lease. The Lessor represents to the Lessee that no other broker or agent has any exclusive leasing listing on the

premises. The Lessee hereby agrees to indemnify and hold harmless the Lessor against any liability by reason of the claim of any broker or agent for a commission on account of this lease,

provided that it is adjudged by a court of competent jurisdiction that a commission is due by reason of such broker or agent

calling the premises to Lessee's attention or interesting Lessee therein, said indemnity to include all costs of defending any such claims, including reasonable attorney's fees.



IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS LEASE

THE DAY AND YEAR FIRST ABOVE WRITTEN.



JB SQUARED, LLC, LESSOR                            , LESSEE









By: ____________________________

By:____________________________





          EXHIBIT SCHEDULE



EXHIBIT A  -    Premises Occupied



EXHIBIT B  - Description of Lessor's Work at Lessee's Expense



EXHIBIT C  - Rules and Regulations



EXHIBIT D  - Lessor's Form of Standard Storage Lease



EXHIBIT E  - Right Of First Offer

EXHIBIT "B"







Tenant Construction at Lessee's Expense

Scope of Work



         1999



___________________________________





                           EXHIBIT C



RULES AND REGULATIONS





          1.   The sidewalks, entrances, passages, courts,

elevators, vestibules, stairways, corridors, or halls, to the extent they exist ,shall not be obstructed or encumbered by any lessee or used for any purpose other than ingress and egress to and from the Demised Premises.



          2.   No awnings or other projections shall be attached

to the outside walls of  the Building without the prior written consent of the Lessor.  No curtains, blinds, shades,, or screens shall be attached to  or hung in, or used in connection with ,

any window or door of the Demised Premises, without written

consent of the Lessor.  Such awnings, projections, curtains,

blinds, shades, screens or other such fixtures must be of

quality, type , design and color, and attached in the manner approved by Lessor.  All electrical fixtures hung in offices or spaces along the perimeter of the Demised Premises must be

fluorescent, of a perimeter of the Demised Premises must be

fluorescent, of a quality , type, design and bulb color approved by the Lessor.



     3.   No sign, advertisement, notice or other lettering shall

be exhibited, inscribed, painted or affixed by any Lessee on any part of the outside or inside of the Demised Premises or Building without the prior written consent of the Lessor.  In the event of the violation of the foregoing by any Lessee, Lessor may remove same without any liability, and may charge the expense incurred by such removal to the  Lessee or Lessees  violating this rule.



     4.   No showcases or other articles shall be put in front of

or affixed to any part of the exterior of the Building.



     5.   The water and wash closets and other plumbing fixtures

shall not be used for any purposes  other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.  All damages resulting from any misuse of the fixtures shall be borne be the Lessee who, or whose servants, employees, agents,  visitors or licensees, shall have caused the same.



     6.   No Lessee shall mark, paint, drill into, or in any way

deface any part of the demised Premises or the Building.  No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Lessor, and as the Lessor may direct.  No Lessor shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used as an interlining of

builder's deadening, felt shall be affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.



     7.   No Lessee shall make, or permit to be made, any

unseemly or disturbing noises or disturb or interfere with

occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical

instrument, radio, television set, talking machine, unmusical noise, whistling, singing, or in any other way.  No Lessee shall throw anything out of the doors, windows or skylights or down the passageways.



     8.   No Lessee, or any of Lessee's servants, employees,

agents, visitors or licensees, shall at any time bring or keep upon the Demised Premises any inflammable, combustible or

explosive fluid, chemical or substance.



     9.   No additional locks or bolts of any kind shall be

placed upon any of the doors or windows by any Lessee, nor shall any changes be made in existing locks or the mechanism thereof without prior written approval of Lessor.  Each Lessee must, upon the termination of his tenancy, restore to the Lessor all the keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Lessee, and in the event of the loss of any keys, so furnished, such Lessee shall pay to the Lessor the cost thereof.



     10.  Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the Building and upon written notice from Lessor,

Lessee shall refrain from or discontinue such advertising.



     11.  Each Lessee shall , at its expense, provide artificial light for the employees of the Lessor or its contractor while making repairs or alterations in the Demised Premises.



     12.  The requirements of Lessees will be attended to only

upon application of the Lessor.  Employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Lessor.



     13.  Canvassing, soliciting and peddling in the Building are prohibited and each Lessee shall cooperate to prevent the same.



     14.  Lessee shall not do any cooking, conduct any

restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or  any unusual or objectionable odors to emanate from the Demised Premises.



                              EXHIBIT E



                    SUBORDINATED RIGHT OF FIRST OFFER





          If at any time during the first year of the  term of

this lease only, after the Commencement Date  the Lessor shall wish to offer for rent any vacant space in the Building

immediately adjacent to the Demised Premises (excluding however,

any offer, arising out of or relating to an expansion option,

renewal option, first right to lease, or other right granted to a

Lessee of the Building or any offer by then current Lessee of such space whether or not pursuant to a renewal or expansion option), the Lessor shall submit written notice thereof to the

Lessee.  Upon receipt of the aforesaid notice from Lessor, the

Lessee shall have the right (the "Right of First Offer"),

exercisable at any time within fifteen (15) calendar days from the date of such notice, to lease said portion of the said floor that is the subject of the Offer at ninety five (95%) percent of the then Market Base Rental Rate (and with the right to ninety five [95%] percent of Lessor's then work letter pro rated for balance of the term of the lease term for such additional space )

and Lessor's initial notice to Lessee shall set forth the Market

Base Rental Rate and work letter offering for such space .  If the Lessee elects to exercise the Right of First Offer, it shall,

prior to the end of said fifteen (15) calendar day period,

deliver written notice of such exercise to the Lessor, and the leasing of said space shall commence on the last day of said fifteen (15) calendar day period and shall be evidenced by a lease modification agreement executed by Lessee modifying htis lease to reflect the additional space and new terms and the term shall be for the balance of the term of the lease to which this

Rider is attached..  If the Lessee shall not exercise such Right of First Offer within the said fifteen (15) calendar day period or shall fail to deliver written notice of such exercise as

provided above, the Lessor shall be free to lease said space, or any portion thereof to any third party at any rate and upon any terms and for any period of time acceptable to Lessor at any time or times thereafter .  Lessee shall not have the right to assign its right of first refusal to any sublessee of the Premises or assignee of this lease, nor may any such sublessee or assignee exercise such right of first refusal.  With reference to the time periods set forth above for Lessee to act, time shall be of the essence.



          Market Base Rental Rate.  Whenever used in this lease,

the term "Market Base Rental Rate" shall mean Lessor's

determination of the annual net rental rate per square foot

(exclusive of expense pass-through additions for Operating Costs and Real Estate Taxes) of rentable space then being asked  by

Lessee within the Building.